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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 28, 2005
                                 DATE OF REPORT
                        (Date of earliest event reported)

                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                    1-8514           95-3822631
(State or other jurisdiction of    (Commission      (I.R.S. Employer
incorporation or organization)     File Number)    Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      In connection with the recently enacted Section 409A of the Internal Revenue Code of 1986, (the "Code") which regulates deferred compensation plans, the Board of Directors of Smith International, Inc. (the "Company") approved and adopted on December 8, 2004 the Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan (the "Post-2004 SERP"), to be effective December 31, 2004. In connection with the adoption of the Post-2004 SERP and recently enacted Code Section 409A, the Company has also suspended contributions, other than such contributions that were earned and vested as of December 31, 2004, to the Company's existing Smith International, Inc. Supplemental Executive Retirement Plan effective as of December 31, 2004. The following is a summary of the material provisions of the Post-2004 SERP.

      The Post-2004 SERP is a non-qualified, deferred compensation plan, for the benefit of officers and certain other eligible employees of the Company as selected by the Compensation and Benefits Committee of the Board of Directors of the Company (the "Compensation Committee"). Participants may contribute, on a pre-tax basis, up to 100 percent of their cash compensation. Distributions may generally be made either as a lump sum or installment payments following the participant's termination of employment due to death, disability or other separation from service. Distributions may also be made on a limited basis and to the extent necessary as a lump sum upon the occurrence of the participant's unforeseeable financial emergency as approved by the Compensation Committee. The Post-2004 SERP also provides for Company contributions, as follows:

      Age-Weighted Contributions. Effective as of the last day of each quarter during the year, a contribution by the Company will be allocated under the Post-2004 SERP based on the participant's age-weighted contribution percentage ("AWCP") ranging from 2% to 6%. The Post-2004 SERP provides that the AWCP for executive officers is 6% regardless of age. The difference between a participant's (i) "Total 401(k) Compensation" and (ii) "Net 401(k) Compensation" is multiplied by the AWCP to compute the age-weighted contribution. "Total 401(k) Compensation" generally means the total of all cash amounts paid by the Company to a participant, including deferred amounts. "Net 401(k) Compensation" generally means Total 401(k) Compensation less participant contributions to the Post-2004 SERP, but not to exceed the limit set under Code Section 401(a)(17) ($210,000 in 2005 and $205,000 in 2004).

      Matching Contributions. The Post-2004 SERP contains matching provisions that mirror the matching formulas in effect for the Company's 401(k) Plan, but without regard to certain Code limits applicable to the 401(k) Plan. Matching contributions for a plan year in both the Post-2004 SERP and the 401(k) Plan combined cannot exceed 6% of a participant's Total 401(k) Compensation net of any incentive bonus. Executive officers will receive matching contributions up to 6% of their Total 401(k) Compensation.

      Additional Company Contributions. In addition to the contributions described above, the Company may be required to make contributions to participants' accounts to the extent they are deemed to be invested in the money market fund that is available as a deemed investment option under the Post-2004 SERP. These additional contributions are made to guarantee an investment return equal to 120% of the long-term applicable federal rate ("AFR"). Therefore, for the portion of each participant's account deemed to be invested in the money market fund that is earning less than 120% of AFR, the Company makes a contribution equal to the difference in interest accruals between the money market fund rate

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actually earned by the money market fund and the AFR, which contribution is credited to the participant's account under the Post-2004 SERP.

      Discretionary Profit Sharing Contributions. The Compensation Committee may, in its discretion, determine the amount of any profit sharing contribution for a plan year and how that amount is to be allocated among the accounts of the Post-2004 SERP participants.

      In the event of insolvency or bankruptcy, all assets allocable to the Post-2004 SERP are available to satisfy the claims of all general unsecured creditors of the Company. The Company will establish a trust to serve as a source of funds from which it can satisfy its obligations under the Post-2004 SERP. Participants in the Post-2004 SERP will have no rights to any assets held in the trust, except as general creditors of the Company. A participant's rights to any amounts credited to an account under the Post-2004 SERP cannot be anticipated, alienated, sold, assigned, pledged, encumbered or charged by the participant and may only pass upon the participant's death pursuant to a beneficiary designation made by the participant under the Post-2004 SERP. The Company may, by action of the Compensation Committee, terminate the Post-2004 SERP with respect to future contributions; provided, however, such termination shall not affect any participant's right to receive any distribution due under the Post-2004 SERP.

      The Post-2004 SERP will be interpreted by the Compensation Committee in such manner as necessary to comply with the requirements of Code Section 409A and the authority issued thereunder.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibit

            10.4 Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan adopted December 8, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SMITH INTERNATIONAL, INC.

Date: February 28, 2005               /s/ Neal S. Sutton
                                      ------------------------------------

                                      By:  Neal S. Sutton
                                      Senior Vice President - Administration,
                                      General Counsel and Secretary

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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
10.4           Smith International, Inc. Post-2004 Supplemental Executive
               Retirement Plan adopted December 8, 2004.